================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   July 14, 1999
                                                    -------------
                                                         Date

                                REGENT GROUP INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

Delaware                           0-3338                      22-1558317
---------------                 -----------                 ----------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                                   Number)

720 Milton Road, Suite J-3 Rye, New York                    10580
-----------------------------------------                 ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (914) 921-6389



             477 Madison Avenue, Suite 701 New York, New York 10022
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     This form 8-K/A of Regent Group, Inc. ("Regent" or the "Company") constitutes Amendment No. 1 to the Company's Current Report on Form 8-K (the "Original Form 8-K") which was filed with the Securities and Exchange Commission (the "SEC") on July 21, 1999. This amendment sets forth the information required by Items 7(a) and 7(b) omitted from the Original Form 8-K.

     The statements in this Current Report on Form 8-K/A that are not historical facts, including, most importantly, those statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, constitute "forward-looking statements" that involve risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any outcomes expressed or implied by such forward-looking statements. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Such factors include, but are not limited to, other risks and uncertainties detailed in the Company's other current and periodic filings with the SEC. The Company will not undertake and specifically declines any obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits



                                                                        Page No.
                                                                        --------

a.   With respect to the acquisition of StockSiren.com, LLC
     ("StockSiren"), by Regent Group, Inc. ("Regent" or the
     "Company") the following financial statements are presented
     as follows:                                                          1 - 7

     On March 29, 1999 StockSiren.com, LLC acquired 100% of the assets of StockSheet.com.

     I.   StockSheet.com's Financial Statements

     (a)     Report of Independent Public Accountants
     (b)     Balance Sheet as of December 31, 1998
     (c)     Statement of Operations
               June 1, 1998 (Date of Inception)
               through December 31, 1998
     (d)     Statement of Deficiency
               June 1, 1998 (Date of Inception)
               through December 31, 1998
     (e)     Statement of Cash Flows
               June 1, 1998 (Date of Inception)
               through December 31, 1998
     (f)     Notes to Financial Statements

b.   Described below are the pro forma financial statements of
     Regent Group, Inc., StockSheet.com and StockSiren.com, LLC
     included herewith:                                                  8 - 13

     II.  Year-End Pro Forma Financial Information

     (a)     Introduction to Unaudited Pro Forma Combined and
             Condensed Financial Data

     (b)     Regent Group, Inc. and StockSheet.com Unaudited
             Pro Forma Combined Statement of Operations for the Year ended July 31, 1998

     III. Interim Pro Forma Financial Information

     (a)  Regent Group, Inc. and StockSiren.com, LLC Unaudited
          Pro Forma Combined Balance Sheet as of April 30, 1999

     (b) Regent Group, Inc., StockSiren.com, LLC and StockSheet.com Unaudited Pro Forma Combined Statements of Operations for the Nine Months Ended April 30, 1999

     (c)  Notes to Unaudited Pro Forma Combined Financial Statements

     Signatures                                                               14

c.   Exhibits

                                    STOCKSHEET.com

                                 FINANCIAL STATEMENTS

                                   DECEMBER 31, 1998

                                 STOCKSHEET.com


                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----

Independent Auditors' Report                                                1

Financial Statement:
    Balance Sheet - December 31, 1998                                       2

Statement of Operations
    June 1, 1998 (Date of Inception)
      through December 31, 1998                                             3

Statement of Deficiency
    June 1, 1998 (Date of Inception)
      through December 31, 1998                                             4

Statement of Cash Flows
    June 1, 1998 (Date of Inception)
      through December 31, 1998                                             5

Notes to Financial Statements                                              6 - 7

                          INDEPENDENT AUDITORS' REPORT


StockSheet.com
New York, NY

We have audited the accompanying balance sheet of StockSheet.com as of December 31, 1998, and the related statement of operations, deficiency and cash flows for the period June 1, 1998 (Date of Inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of StockSheet.com as of December 31, 1998, and results of their operations and their cash flows for the period June 1, 1998 (Date of Inception) through December 31, 1998 in conformity with generally accepted accounting principles.



WIENER, GOODMAN & COMPANY, P.C.
Certified Public Accountants

August 5, 1999
Eatontown, NJ  07724

                                 STOCKSHEET.com
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
                                     ------

Current Assets:
     Cash                                                              $   110
     Accounts Receivable                                                   278
                                                                       -------

        Total Current Assets                                           $   388
                                                                       =======

                           LIABILITIES AND DEFICIENCY
                           --------------------------

Current Liabilities:
    Accrued Expenses                                                   $  7,712
                                                                       --------
Commitments and contingencies

Deficiency:
   Owners' Capital                                                        4,000
   Deficit                                                              (11,324)
                                                                       --------

        Total Deficiency                                                 (7,324)
                                                                       --------

     TOTAL LIABILITIES AND DEFICIENCY                                  $    388
                                                                       ========






           See accountants' report and notes to financial statements.

                                 STOCKSHEET.com
                             STATEMENT OF OPERATIONS
           JUNE 1, 1998 (DATE OF INCEPTION) THROUGH DECEMBER 31, 1998



     Income:
       Advertising Income                                     $  3,264
                                                              --------

     Operating costs and expenses                               14,588
                                                              --------
             Net Loss                                         $(11,324)
                                                              ========



           See accountants' report and notes to financial statements.

                                                     STOCKSHEET.com
                                                STATEMENT OF DEFICIENCY

                                                                                       Cumulative Other
                                                     Comprehensive                       Comprehensive         Owners'
                                        Total        Income (Loss)      Deficiency       Income (Loss)         Capital
                                     ----------     ----------------   ------------   -------------------     ---------

Capital - Contribution                $  4,000          $    --         $     --          $  --               $ 4,000
Net Loss - period June 1, 1998
  (Date of Inception) through
  December 31, 1998                    (11,324)           (11,324)       (11,324)            --                  --
                                       --------         ---------       --------        ---------             -------
     Comprehensive Loss                                 $ (11,324)
                                                        =========

Balance, December 31, 1998            $ (7,324)                         $(11,324)         $  --               $ 4,000
                                      ========                          ========        =========             =======




           See accountants' report and notes to financial statements.

                                 STOCKSHEET.com
                             STATEMENT OF CASH FLOWS

                                                              June 1, 1999
                                                          (Date of Inception)
                                                                Through
                                                           December 31, 1998
                                                          -------------------

Cash flows from operating activities:
     Net loss                                                 $(11,324)
     Adjustments to reconcile net loss to
      net cash used in operating
      activities:
       Increase in accounts receivable                            (278)
       Increase in accrued expenses                              7,712
                                                              --------
           Net Cash Used in Operating
             Activities                                         (3,890)

Cash flows from financing activities:
     Capital contribution                                        4,000
                                                              --------

Net Increase in Cash                                               110

Cash - beginning of year                                          --
                                                              --------

Cash - end of year                                            $    110
                                                              ========




           See accountants' report and notes to financial statements.

                                 STOCKSHEET.com
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

      StockSheet.com (the "Company") is an Internet-based advertising and publishing entity that owns and operates a financially oriented website devoted to delivering comprehensive historical data on more than 8,000 publicly traded companies.

      The Company is a sole proprietorship.

      Use of Estimates

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Revenue Recognition

      Advertising Income - The Company recognizes revenue and related expenses in the period in which the advertisement is exhibited.

      Income Taxes

      Income taxes on the Company's taxable income are paid personally by the sole proprietor.

                                 STOCKSHEET.com
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


2.    RECENT DEVELOPMENTS

      Effective March 29, 1999 the sole proprietor of StockSheet.com assigned and transferred all rights and interest in WWW.StockSheet.com to StockSiren.com, LLC for $1.00. On July 15, 1999 Regent Group, Inc. acquired StockSiren.com, LLC.

      StockSiren.com is a wholly owned subsidiary of Regent Group, Inc. and has become its primary operating business. Regent Group, Inc. expects to capitalize on the growing use of the Internet by investors and financial professionals and will use StockSiren.com's four websites to tailor advertising, editorial products and other financial public relations services for clients wishing to reach this ever-increasing population. It also plans to grow by integrating other websites and services into its portfolio of offerings.

      Regent Group, Inc., through its StockSiren.com, LLC subsidiary, operates three websites focused on delivering high quality financial information. The websites are StockSheet.com, StockTarget.com and StockSiren.com, each of which has its own format and following. A fourth website, MarketOwl.com is currently under development.

3.    COMMITMENT AND CONTINGENCIES

      The Company currently rents office space on a month to month basis.

                       Introduction to Unaudited Pro Forma
                      Combined and Condensed Financial Data

The Unaudited Pro Forma Combined Statement of Operations for the year ended July 31, 1998 and the nine months ended April 30, 1999 (the "Pro Forma Statements of Operations") and the Unaudited Pro Forma Combined Balance Sheet as of April 30, 1999 (the "Proforma Balance Sheet" and, together with the Proforma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to reflect the purchase of StockSiren.com, LLC by the Company as of the beginning of the periods presented in the Pro Forma Statement of Operations and as of April 30, 1999 in the Pro Forma Balance Sheet. The Pro Forma Statement of Operations for the year ended July 31, 1999 combines the Company's twelve months ended July 31, 1999 and StockSheet.com's two months ended July 31, 1999. StockSheet.com was acquired by StockSiren.com, LLC on March 29, 1999. StockSiren.com, LLC had no operations prior to March 29, 1999. All operations prior to March 29, 1999 pertain to the operation of StockSheet.com. The Pro Forma Financial Statements do not reflect any anticipated cost savings or any synergies that are anticipated to result from the StockSheet.com acquisition. There can be no assurance that any such cost savings or synergies will occur. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with historical consolidated financial statements of Regent and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Regent's Form 10-K for the year ended July 31, 1998 and Form 10-Q for the nine months ended April 30, 1999 previously filed with the Securities and Exchange Commission and the historical financial statements of StockSheet.com and the notes thereto included elsewhere herein.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on currently available information. The actual allocation of the purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

                        Unaudited Pro Forma Combined Statement of Operations
                                              Historical


                                                                                                      Pro Forma
                                          Regent            StockSheet.com                             Combined
                                        Year Ended         Two Months Ended         Pro Forma         Statement
                                      July 31, 1998          July 31, 1998         Adjustments      of Operations
                                    -------------------   --------------------   ----------------  --------------

Net sales                           $     33,188                 $ 466             $     --         $     33,654
                                    ------------                ------                              ------------

Cost and Expenses:
    Cost of sales                          4,102                   --                                      4,102
    Selling, general and
     administrative expenses           2,564,347                 1,013[b]            277,499           2,842,859
    Interest expense                     435,129                   --                                    435,129
                                    ------------                ------                              ------------
                                       3,003,578                 1,013                                 3,282,090
                                    ------------                ------                              ------------

Loss from operations                  (2,970,390)                 (547)                               (3,248,436)

Gain on recission/
 Extinguishment of debt                1,061,615                   -- [c]            939,000           2,000,615
                                    ------------                ------                              ------------

Loss before income tax
    provision                         (1,908,775)                 (547)                               (1,247,821)

Income tax provision                         --                    --                                        --
                                    ------------                ------                              ------------

Net loss                            $ (1,908,775)               $ (547)                             $ (1,247,821)
                                    ============                ======                              ============

Loss per common share-basic              $ (0.97)                                                        $ (0.10)
                                    ============                                                    ============

Weighted average number
    of common shares outstanding       1,975,639                                                      13,075,639
                                    ============                                                    ============




              See notes to unaudited pro forma statement of operations


                                     Unaudited Pro Forma Combined Balance Sheet
                                                        Historical

                                                 Regent           StockSiren.com          Pro Forma          Pro Forma
                                             April 30, 1999       April 30, 1999         Adjustments          Combined
                                            ------------------   ------------------    -----------------  -----------------

                  Assets
Current Assets:
    Cash                                    $    40,048                $ 643(b)         $  (40,048)         $        643
    Notes receivable                          1,858,912                     (b)         (1,858,912)                  --
    Prepaid expenses and
     other current assets                        23,011                  --                (23,011)                  --
                                            -----------                -----                                ------------

      Total Current Assets                    1,921,971                  643                                         643

Property and equipment-net                        2,514                  -- (b)             (2,514)                  --

Goodwill and  intangible                                                    (a)         16,649,357
    assets                                          --                   -- (b)         (1,248,746)           15,400,611
                                            -----------                -----                                ------------

TOTAL ASSETS                                $ 1,924,485                $ 643                                $ 15,401,254
                                            ===========               ======                                ============

Liabilities and Stockholders' Equity (Deficiency)

Current Liabilities:
    Short-term debt                         $ 2,062,500                $ -- (b)         (2,062,500)        $         --
    Accrued expenses                            270,844                     (b)           (270,844)                  --
    Due to officer                              530,000                  -- (b)           (530,000)                  --
                                            -----------                -----                                ------------

      Total Current Liabilities               2,863,344                  --                                          --
                                                                            (a)         16,649,357
Stockholders' Equity (Deficiency)              (938,859)                 643(b)            938,859            15,401,254
                                            -----------                -----                                ------------
                                                                            (b)         (1,248,746)
TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY (DEFICIENCY)       $ 1,924,485                $ 643                                $ 15,401,254
                                            ===========               ======                                ============




                 See notes to unaudited pro forma balance sheets

                          Unaudited Pro Forma Combined Statement of Operations
                                               Historical


                                                            StockSiren.com                            Pro Forma
                                         Regent             StockSheet.com                             Combined
                                   Nine Months Ended       Nine Months Ended        Pro Forma         Statement
                                     April 30, 1999         April 30, 1999         Adjustments      of Operations
                                  ---------------------   --------------------    ---------------  ---------------
Net sales                              $       --                $ 3,786           $      --         $       3,786
                                       -----------              --------                             -------------

Cost and Expenses:
    Cost of sales                              --                   --                                         --
    Selling, general and
     administrative expenses               465,144                16,459[b]         1,248,746            1,730,349
    Interest expense                       146,215                   --                                    146,215
                                       -----------              --------                             -------------
                                           611,359                16,459                                 1,876,564
                                       -----------              --------                             -------------

Loss from operations                      (611,359)              (12,673)                               (1,872,778)

Gain on exinguishment
 of debt                                      --                     -- [c]           939,000              939,000
                                       -----------              --------                             -------------

Loss before income tax
 provision                                                                                                (933,778)

Income tax provision                          --                     --                                        --
                                       -----------              --------                             -------------

Net loss                               $  (611,359)            $ (12,673)                           $     (933,778)
                                       ===========             =========                            ==============

Loss per common share-basic                $ (0.27)                                                        $ (0.07)
                                       ===========                                                  ==============

Weighted average number
    of common                            2,296,327                                                      13,396,327
                                       ===========                                                  ==============




              See notes to unaudited pro forma statement of operations

               Notes to the Unaudited Pro Forma Combined
                        Statements of Operations

a) For purposes of the Pro Forma Statement of Operations for the Year ended July 31, 1998, the StockSheet.com statement of operations for the two months ended July 31, 1998 were combined with Regent's historical Statement of Operations for the year ended July 31, 1998. For purposes of the Pro Forma Statements of Operations for the nine-month period ended April 30, 1999, StockSiren.com and StockSheet.com historical statements of operations were combined with Regent's historical Statement of Operations for the nine-month period ended April 30, 1999.

b) The acquisition was accounted for using the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to all of the tangible and intangible assets and related liabilities, if any, of StockSiren.com, LLC based upon their respective fair values as of the closing date. The allocation will be based on valuations and other studies, which are not yet finalized. The actual allocation of purchase price and the resulting effect on net income may differ significantly from the pro forma amounts included herein. The following presents the effect of the purchase accounting adjustments and adjustments to reflect adoption of the Company's accounting policies on the Pro Forma Statements of Operations:

                                Year Ended            Nine Months Ended
                              July 31, 1998             April 30, 1999
                                  SG&A                      SG&A
                              -------------           -----------------
Amortization of
 intangibles and goodwill        $277,499                  $1,248,749
                                 ========                  ==========

     The adjustments for estimated pro forma amortization of intangible assets and goodwill are based on their estimated fair values. Other intangible assets and goodwill are being amortized over their estimated lives of approximately 10 years.

c) This represents the transfer of existing assets and liabilities to RH Holdings, LLC, an unaffiliated third party, which resulted in a gain of approximately $939,000 in connection with this transaction.

                 Notes to the Unaudited Pro Forma Balance Sheet
                                at April 30, 1999


a) The estimated purchase price and preliminary adjustments to historical back value of StockSiren.com, LLC are as follows:

      Purchase price:

            Common stock issued                 $16,650,000
            Book value of net
              assets acquired                           643
                                                -----------
            Purchase price in excess
             of net assets acquired             $16,649,357
                                                ===========
      Preliminary allocation of purchase
       price in excess of net assets
       acquired:

            Estimated goodwill and
             intangibles                        $16,649,357
                                                -----------
                                                $16,649,357
                                                ===========

b) This represents the transfer of existing assets and liabilities to RH Holdings, LLC., an unaffiliated third party, which resulted in a gain of approximately $939,000 in connection with this transaction.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                REGENT GROUP, INC.


Date:  September 29, 1999                       By: /s/ ANTHONY ESCAMILLA
                                                    ----------------------------
                                                        Anthony Escamilla
                                                        Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------

  10.